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                      SMITH BARNEY INVESTMENT FUNDS INC.
                               on behalf of the
                SMITH BARNEY SMALL CAP VALUE FUND (the "Fund")

                         Supplement dated May 7, 2004
                               to the Prospectus
                            dated January 28, 2004

   The following information revises and supersedes the information in the Prospectus under the heading "Management" about the Fund's portfolio manager.

   Effective May 7, 2004, Peter Hable, investment officer of Smith Barney Fund Management LLC (the "manager"), a managing director of Citigroup Global Markets Inc., and president of Davis Skaggs Investment Management, a division of the manager, is the sole portfolio manager for the Fund. Mr. Hable has been responsible for the day-to-day management of the fund's portfolio since inception. Thomas B. Driscoll, III no longer assists in managing the portfolio.


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